The Boston Trust & Walden Funds

Boston Trust Asset Management Fund (BTBFX)

Boston Trust Equity Fund (BTEFX)

Boston Trust Midcap Fund (BTMFX)

Boston Trust SMID Cap Fund (BTSMX)

Boston Trust Small Cap Fund (BOSOX)

Walden Asset Management Fund (WSBFX)

Walden Equity Fund (WSEFX)

Walden Midcap Fund (WAMFX)

Walden SMID Cap Innovations Fund (WASMX)

Walden Small Cap Innovations Fund (WASOX)

Walden International Equity Fund (WIEFX)

Supplement dated June 15, 2016 to the Prospectus dated August 1, 2015 (“Prospectus”)

A special meeting (“Meeting”) of shareholders of the Boston Trust Asset Management Fund, Boston Trust Equity Fund, Boston Trust Midcap Fund, Boston Trust SMID Cap Fund, Boston Trust Small Cap Fund, Walden Asset Management Fund, Walden Equity Fund, Walden Midcap Fund, Walden SMID Cap Innovations Fund, Walden Small Cap Innovations Fund and Walden International Equity Fund (collectively, the “Funds”), each a series of The Boston Trust & Walden Funds (the “Trust”), will be held on July 18, 2016 for the following purposes:

1.              To approve an amendment to each Fund’s fundamental policy regarding loans.

2.              To approve an amendment to each Fund’s fundamental policy regarding borrowing.

3.              To elect Elizabeth McGeveran to the Board of Trustees (the “Board”) of the Trust.

4.              To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on June 1, 2016 will be entitled to vote at the Meeting.

Proposals 1 and 2

The Board, on behalf of the Trust, has approved the filing of an application (the “Application”) for an order (the “Order”) from the Securities and Exchange Commission (“SEC”) permitting the Funds to participate in an interfund lending facility (the “Facility”) under which the Funds may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with the terms and conditions set forth in the Order. Without the relief provided by the Order, certain provisions of the Investment Company Act of 1940, as amended (the “1940 Act”), would prohibit the Funds from borrowing from and lending to each other under the Facility.

Currently, the Funds may invest their daily cash balances in money market funds and other short-term investments with banks or other lenders, or they may borrow money from banks or other lenders for temporary purposes to satisfy redemption requests or for other temporary purposes.  If the Order is granted, the Funds would be permitted to lend money directly to, and borrow money directly from, each other for temporary purposes (loans made under the Facility must be paid within seven days). Through the use of the Facility, the Funds intend to: (i) reduce the costs that would be incurred in borrowing from banks and other lenders; (ii) enhance their ability to earn higher interest rates on their otherwise uninvested cash balances that would be available from such short-term investments; and (iii) improve their liquidity.

Each Fund currently is subject to a number of “fundamental” investment restrictions, and under the 1940 Act, a fundamental investment restriction may be changed or eliminated only with shareholder approval. Two of the Funds’ fundamental investment restrictions, which relate to each Fund’s abilities to make loans and borrow money, would prohibit the Funds’ from being able to participate in the Facility as contemplated in the Application, even if the Order were granted.

Proposals 1 and 2, therefore, are being proposed to modify those two fundamental investment restrictions so that the Funds may, if the Order is granted, directly lend to and borrow money from each other under the Facility. The Application was filed on June 3, 2016, but the Funds will not participate in the Facility unless and until Proposals 1 and 2 are approved by shareholders.

If Proposals 1 and 2 are approved by the shareholders of a Fund, the changes will be effective for that Fund as of the date that shareholders are notified. Notification will be made through either (i) a supplement to the prospectus and/or Statement of Additional Information (“SAI”) or (ii) revisions to such documents at the time of the annual update to the Fund’s registration statement.

Proposal 3

In Proposal 3, shareholders of the Fund are being asked to elect Elizabeth McGeveran  to the Board.  Ms. McGeveran has agreed to serve on the Board for an indefinite term.

Ms. McGeveran is an incumbent independent Trustee, having been appointed to that position by the Board on December 3, 2015.  The Investment Company Act of 1940, as amended (the “1940 Act”), requires two-thirds of the Trustees to have been elected by shareholders before the Board can appoint any new Trustees.  To facilitate future compliance with this requirement, the Board now proposes to have shareholders elect Ms. McGeveran to her current position.  Even if shareholders do not elect Ms. McGeveran, she will continue to serve in her current capacity pursuant to her appointment to the Board.

Proposal 3 will be immediately effective upon approval by shareholders.

************

Please retain this supplement for future reference.

This Supplement, and the Prospectus and SAI, each dated August 1, 2015, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-800-282-8782, extension 7050.